Exhibit 10.29

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

Amendment 4 BionTech – Agreement regarding an extension to the lease agreement to the lease agreement of 17.08.2011 for commercial premises and the Amendment of 17.02.2012, as well as Amendment no. 2 of 01.02.2013 and Amendment no. 3 of 06.03.2013

Agreement no.: ____________________________ of: 19.11.2013

The lease is entered into by and between the following contractual parties:

As the Lessor:

Wolfram Richter

Kupferbergterrasse 15, 17-19

55116 Mainz

Tel.: [***]; Fax: [***]

Lessor tax registration number: [***]

If the Lessor exercises the value added tax option, the Lessor’s tax registration number is: [***]

As the Lessee:

BioNTech AG

Represented by the Chair of the Board of Directors [***] (with German business degree)

Hölderlinstraße 8

D-55131 Mainz

registered in the Commercial Register held at Mainz District Court, registration number: HRB 41865 for the office space on the property Kupferbergterrasse 15, 17-19; 55116 Mainz, on the second floor of the front building, the third floor of the front building (loft), the second floor of the original building and the ancillary areas.

The Parties agree to extend the contractual term by a further two years until 31.03.2016, after expiry of the leasehold as agreed in Amendment no. 3 of 06.03.2013.

All other provisions laid down in the lease of 17.08.2011 and Amendments nos. 1, 2 and 3 shall remain in place and continue to apply without changes.

Mainz, on 10.12.2013
Signature and stamp of the Lessor:	[Stamp: WOLFRAM RICHTER PROPERTY MANAGER KUPFERBERGTERRASSE 15-19 – 55116 MAINZ E-MAIL: [***]
Mainz, on 03.12.13	[signature]

Signature and stamp of the Lessee:	[signature]